                                                                     Exhibit 4.1


                                 [CERTIFICATE]


                        Nexstar Broadcasting Group, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


CLASS A COMMON STOCK                                           CUSIP 65336K 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

                 FULLY PAID AND NONASSESSABLE SHARES OF CLASS A
                  COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

----------------------NEXSTAR BROADCASTING GROUP, INC.--------------------------

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.
  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  In Witness Whereof, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its Corporate Seal to be hereunto affixed.

Dated:


/s/ Shirley Green
         Secretary

/s/ Perry A. Sook
    Chief Executive Officer and President

Authorized Signatures

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
  Transfer Agent and Registrar

    AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: VERONICA GLIATTI
       711 ARMSTRONG LANE                             931-490-1706
    COLUMBIA, TENNESSEE 38401                  PROOF OF OCTOBER 28, 2003
         (931) 388-3003                      NEXSTAR BROADCASTING GROUP, INC.
                                                     TSB 13652 BK

    SALES: C.SHARKEY 302-731-7088                   Operator:  Ron
                                                        New
/ETHER 13/LIVE JOBS/N/NEXSTAR 13652 BK

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:___ OK AS IS ____ OK WITH CHANGES ___ MAKE CHANGES AND SEND ANOTHER PROOF

Colors selected for printing: Logo is in EPS format; One color-Black;
-----------------------------
Intaglio prints in SC-3.

COLOR: This proof was printed from a digital file or artwork on a graphic quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -      Custodian      UNIF TRANS MIN ACT -     Custodian
TEN ENT - as tenants by the entireties                    ------         ------                    -----         ------
JT TEN  - as joint tenants with right                     (Cust)         (Minor)                   (Cust)        (Minor)
          of survivorship and not as                      under Uniform Gifts to Minors           under Uniform Transfers to Minors
          tenants in common                               Act                                     Act
                                                             --------------------------              ------------------------------
                                                                     (State)                                     (State)
                         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the Class A Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------


                                  X
                                   ---------------------------------------------

                                  X
                                   ---------------------------------------------
                           NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE(S) GUARANTEED:
                                   ---------------------------------------------
                                   THE SIGNATURES(S) MUST BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.